                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14

VPV SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We                [PHOTO]
are pleased that you s4elected our Trust
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income         DENNIS J. MCDONNELL AND DON G. POWELL
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.
    In Pennsylvania, accelerating economic growth and conservative fiscal management boosted general fund balances to $403 million in 1997. As a result, Moody's Investors Services upgraded the state's general obligation debt. Overall credit prospects for state and local bonds issued in the Commonwealth of Pennsylvania are positive, reflecting healthy job growth, relatively low unemployment, and hardy tax conditions.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.

                                                           Continued on page two

    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA- rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1998

AAA...........   65.8%
AA............   13.8%
A.............    8.2%
BBB...........   12.2%


* As a Percentage of Long-Term Investments

  Based upon highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk of the lower-rated security. Also, high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period.

                                                         Continued on page three

    Overall, we limited the number of acquisitions because current market yields were below the average yield of bonds in the Trust. In addition, many existing holdings had appreciated in price, and selling them would have increased the tax liability of our shareholders through a capital gains distribution. The few purchases we made emphasized current coupon bonds, priced at face value. These purchases helped to maintain the Trust's dividend. The portfolio remains well diversified by sector, with its heaviest weightings in health care and single-family housing -- both sectors include many high-yielding securities.
    The duration of the Trust, which is a measure of its sensitivity to changing interest rates, declined during the period because a number of the Trust's bonds were repriced to their first call dates. As a result, many of these bonds became premium bonds, priced above their face value. This appreciation boosted the total return of the Trust. As of April 30, the duration of the Trust was 6.30 years compared with 7.55 years for the Lehman Brothers Pennsylvania Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP FIVE PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Health Care............................................. 24.6%
    Single-Family Housing................................... 13.1%
    Water & Sewer........................................... 12.5%
    Public Building.......................................... 9.4%
    General Purpose.......................................... 9.1%

    *As a percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 3.64 percent(1). This reflects a gain in market price per common share from $13.625 on October 31, 1997, to $13.750 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.67 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal and Pennsylvania income taxes, this distribution rate is equivalent to a yield of 9.12 percent(4) on a taxable investment (for investors in the combined federal and state income tax bracket of 37.8 percent). Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998

                      Distribution per Common Share
Nov. 1997...................... $.0625
Dec. 1997...................... $.0625
Jan. 1998...................... $.0625
Feb. 1998...................... $.0625
Mar. 1998...................... $.0625
Apr. 1998...................... $.0650


The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains to provide a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

                    VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA
                          VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VPV)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)..........     3.64%
Six-month total return based on NAV(2)...................     2.89%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     5.67%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.12%

 SHARE VALUATIONS

Net asset value..........................................  $  15.55
Closing common stock price...............................  $  13.75
Six-month high common stock price (03/19/98).............  $14.9375
Six-month low common stock price (11/17/97)..............  $13.1875
Preferred share rate(5)..................................     4.00%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
-------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                          Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------------
         MUNICIPAL BONDS 98.7%
         PENNSYLVANIA 91.0%
$  940   Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
         Presbyterian Med Cent Rfdg (FHA Gtd)...............   6.750%   02/01/26  $  1,026,254
 2,600   Allentown, PA Area Hosp Auth Rev Sacred Heart Hosp
         Ser A Rfdg.........................................   6.750    11/15/14     2,821,754
   925   Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp &
         Med Cent Proj B (MBIA Insd)........................   6.000    10/01/14       989,852
 2,000   Butler Cnty, PA Hosp Auth Hosp Rev North Hills
         Passavant Hosp Ser A (Prerefunded @ 06/01/01) (FSA
         Insd)..............................................   6.900    06/01/09     2,186,200
 2,270   Cumberland Cnty, PA Auth Rev First Mtg Carlisle
         Hosp & Hlth Rfdg...................................   6.800    11/15/14     2,469,919
 3,900   Dauphin Cnty, PA Hosp Auth Rev Cmnty Genl
         Osteopathic Hosp Rfdg..............................   7.375    06/01/16     4,261,842
 3,570   Delaware Cnty, PA Auth Hlth Care Rev Mercy Hlth
         Corp Southeastn Ser A Rfdg (Connie Lee Insd).......   5.125    11/15/12     3,649,397
 1,000   Delaware Cnty, PA Auth Hosp Rev Crozer Chester Med
         Cent...............................................   6.000    12/15/09     1,052,650
 1,400   Derry, PA Sch Dist Ser A Rfdg (MBIA Insd)..........   6.550    09/01/06     1,515,654
 3,505   Eastern York Sch Dist PA (MBIA Insd)...............   6.000    06/01/09     3,772,361
 1,565   Lancaster, PA Hsg Fin Corp Mtg Rev Ser A Rfdg (FHA
         Gtd)...............................................   6.800    08/01/23     1,644,189
 2,000   Lehigh Cnty, PA Genl Purp Auth Cedar Crest College
         Rfdg...............................................   6.700    04/01/26     2,159,260
 1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
         Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd)............   6.400    11/01/21     1,087,470
 1,000   Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth Sys
         Rfdg...............................................   6.250    10/01/15     1,056,010
 2,500   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
         Abington Mem Hosp Ser A (AMBAC Insd)...............   5.125    06/01/24     2,400,900
 3,850   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
         Ser E Rfdg (MBIA Insd).............................   6.700    12/01/21     4,169,050
 1,500   Parkland, PA Sch Dist (FGIC Insd)..................   5.000    09/01/18     1,453,365
 3,250   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         40.................................................   6.900    04/01/25     3,508,765
 3,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser 41B
         Rfdg...............................................   6.450    10/01/12     3,188,730
 1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         53A................................................   6.000    10/01/15     1,040,010
 1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         53A................................................   6.050    04/01/18     1,043,930
 2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser 54A
         Rfdg (FHA Gtd).....................................   6.050    10/01/16     2,087,860
 1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         56A................................................   6.050    10/01/16     1,045,480
   500   Pennsylvania Infrastructure Invt Auth Rev Pennvest
         Subser B...........................................   6.800    09/01/10       547,590
 1,500   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
         Philadelphia Fdg Pgm Rfdg (FGIC Insd)..............   5.500    06/15/20     1,516,530
 4,000   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
         Insd)..............................................   5.100    07/01/04     4,096,400
 4,275   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
         Insd)..............................................   5.250    07/01/10     4,308,944
 1,000   Pennsylvania St Higher Edl Fac Allegheny DE Vly
         Oblig Ser A Rfdg (MBIA Insd).......................   5.875    11/15/21     1,049,250
 1,000   Pennsylvania St Higher Edl Fac Auth College & Univ
         Rev Bryn Mawr College (MBIA Insd)..................   5.625    12/01/17     1,037,980
   895   Pennsylvania St Higher Edl Facs Auth Rev Ser A
         (MBIA Insd)........................................   6.625    08/15/09       979,067
 2,075   Pennsylvania St Higher Edl Facs Auth Rev Thomas
         Jefferson Univ Ser A (Prerefunded @ 08/15/02)......   6.625    08/15/09     2,285,716

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                          Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 2,000  Philadelphia, PA Auth for Indl Dev Rev Rfdg........   5.500%   07/01/10  $  2,058,880
  1,500  Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
         Insd)..............................................   6.250    07/01/08     1,640,685
  1,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev PA Hosp Rfdg...................................   6.250    07/01/06     1,072,170
    895  Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
         Cmnty Coll Ser A (MBIA Insd).......................   6.050    05/01/08       976,024
  1,455  Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
         Cmnty Coll Ser B Rfdg (MBIA Insd)..................   6.500    05/01/09     1,674,618
  1,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
         Saint Agnes Med Cent Proj Rfdg (Prerefunded @
         08/15/01) (FHA Gtd)................................   7.250    08/15/31     1,105,440
  2,000  Philadelphia, PA Sch Dist Ser B (AMBAC Insd).......   5.500    09/01/18     2,026,060
  5,305  Philadelphia, PA Ser A Rfdg (FGIC Insd)............   5.100    05/15/02     5,440,012
  3,000  Philadelphia, PA Ser A Rfdg (FGIC Insd)............   6.250    11/15/04     3,289,260
  5,000  Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
         Insd)..............................................   6.750    08/01/03     5,523,100
  3,675  Philadelphia, PA Wtr & Wastewtr Rev Rfdg (AMBAC
         Insd)..............................................   5.500    06/15/07     3,874,185
  1,720  Pittsburgh, PA Urban Redev Mtg Rev Ser C...........   5.850    10/01/17     1,786,736
  1,000  Pittsburgh, PA Urban Redev Mtg Rev Ser C Rfdg......   6.500    10/01/23     1,064,600
  1,500  Pottstown Boro, PA Auth Swr Rev Gtd Rfdg (AMBAC
         Insd)..............................................   5.500    11/01/21     1,517,250
  2,500  Schuylkill Cnty, PA Muni Auth Wtr & Swr Rev Ser A
         (Prerefunded @ 02/01/00) (FGIC Insd)...............   6.625    02/01/11     2,633,200
  1,500  Shaler, PA Area Sch Dist (FGIC Insd)...............       *    11/15/21       424,650
  1,500  Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon Regl
         Hlth Sys Proj A Rfdg (Prerefunded @ 12/01/02)......   6.875    12/01/09     1,672,320
  1,000  West Shore, PA Area Hosp Auth Hosp Rev Holy Spirit
         Hosp Proj (MBIA Insd)..............................   5.700    01/01/22     1,028,670
                                                                                  ------------
                                                                                   104,260,239
                                                                                  ============
         PUERTO RICO 7.7%
  2,000  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser W
         Rfdg...............................................   5.500    07/01/17     2,019,880
  4,000  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
         Rfdg (Embedded Cap) (FSA Insd) (a).................   5.730    07/01/21     4,580,760
  2,000  Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
         Ser K Rfdg.........................................   6.600    07/01/04     2,177,960
                                                                                  ------------
                                                                                     8,778,600
                                                                                  ============
TOTAL INVESTMENTS 98.7%
 (Cost $105,012,085)............................................................   113,038,839
OTHER ASSETS IN EXCESS OF LIABILITIES 1.3%......................................     1,457,323
                                                                                  ------------
NET ASSETS 100.0%...............................................................  $114,496,162
                                                                                  ============

 *  Zero coupon bond

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $105,012,085).......................  $113,038,839
Interest Receivable.........................................     2,007,437
Other.......................................................         1,552
                                                              ------------
      Total Assets..........................................   115,047,828
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       292,480
  Investment Advisory Fee...................................        61,553
  Income Distributions -- Common and Preferred Shares.......        24,755
  Administrative Fee........................................        18,939
  Affiliates................................................         8,590
Trustees' Deferred Compensation and Retirement Plans........        81,810
Accrued Expenses............................................        63,539
                                                              ------------
      Total Liabilities.....................................       551,666
                                                              ------------
NET ASSETS..................................................  $114,496,162
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 900 issued with liquidation preference of $50,000
  per share)................................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,468,924 shares issued and
  outstanding)..............................................        44,689
Paid in Surplus.............................................    65,577,874
Net Unrealized Appreciation.................................     8,026,754
Accumulated Undistributed Net Investment Income.............       454,525
Accumulated Net Realized Loss...............................    (4,607,680)
                                                              ------------
      Net Assets Applicable to Common Shares................    69,496,162
                                                              ------------
NET ASSETS..................................................  $114,496,162
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($69,496,162 divided
  by 4,468,924 shares outstanding)..........................  $      15.55
                                                              ============

                                         See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $3,154,594
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     371,525
Administrative Fee..........................................     114,315
Preferred Share Maintenance.................................      59,028
Trustees' Fees and Expenses.................................      13,898
Legal.......................................................       4,275
Amortization of Organizational Costs........................       2,466
Custody.....................................................       1,986
Other.......................................................      64,099
                                                              ----------
  Total Expenses............................................     631,592
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,523,002
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   97,489
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   7,859,568
  End of the Period.........................................   8,026,754
                                                              ----------
Net Unrealized Appreciation During the Period...............     167,186
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  264,675
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,787,677
                                                              ==========

                                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1998 and
                  the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended      Year Ended
                                                         April 30, 1998    October 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  2,523,002       $  5,038,831
Net Realized Gain.....................................          97,489            160,863
Net Unrealized Appreciation During the Period.........         167,186          2,637,712
                                                          ------------       ------------
Change in Net Assets from Operations..................       2,787,677          7,837,406
                                                          ------------       ------------
Distributions from Net Investment Income:
  Common Shares.......................................      (1,686,923)        (3,351,526)
  Preferred Shares....................................        (789,178)        (1,582,718)
                                                          ------------       ------------
Total Distributions...................................      (2,476,101)        (4,934,244)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...         311,576          2,903,162
NET ASSETS:
Beginning of the Period...............................     114,184,586        111,281,424
                                                          ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $454,525 and $407,624,
  respectively).......................................    $114,496,162       $114,184,586
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                           April 30, 1993
                                     Six Months                                            (Commencement
                                       Ended             Year Ended October 31,            of Investment
                                     April 30,    -------------------------------------    Operations) to
                                        1998       1997      1996      1995      1994     October 31, 1993
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period (a)........................   $15.481     $14.832   $14.681   $12.573   $15.672       $14.687
                                      -------     -------   -------   -------   -------       -------
 Net Investment Income.............      .565       1.128     1.127     1.134     1.142          .433
 Net Realized and Unrealized
   Gain/Loss.......................      .060        .625      .137     2.190    (3.132)         .896
                                      -------     -------   -------   -------   -------       -------
Total from Investment Operations...      .625       1.753     1.264     3.324    (1.990)        1.329
                                      -------     -------   -------   -------   -------       -------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders.....      .378        .750      .753      .815      .822          .274
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........      .177        .354      .360      .401      .273          .070
 Distributions from Net Realized
   Gain:
   Paid to Common Shareholders.....       -0-         -0-       -0-       -0-      .012           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........       -0-         -0-       -0-       -0-      .002           -0-
                                      -------     -------   -------   -------   -------       -------
Total Distributions................      .555       1.104     1.113     1.216     1.109          .344
                                      -------     -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period............................   $15.551     $15.481   $14.832   $14.681   $12.573       $15.672
                                      =======     =======   =======   =======   =======       =======
Market Price Per Share at End of
 the Period........................   $13.750     $13.625   $12.625   $12.500   $10.375       $14.875
Total Investment Return at Market
 Price (b).........................     3.64%*     14.26%     7.17%    28.60%   (25.61%)         1.00%*
Total Return at Net Asset Value
 (c)...............................     2.89%*      9.70%     6.33%    23.90%   (14.91%)         6.33%*
Net Assets at End of the Period
 (In millions).....................   $ 114.5     $ 114.2   $ 111.3   $ 110.6   $ 101.2       $ 115.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares**..........................     1.81%       1.91%     1.97%     2.03%     1.98%          1.55%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d).................     4.97%       5.15%     5.24%     5.35%     6.09%          4.75%
Portfolio Turnover.................        3%*         9%       27%       43%       53%             9%*
 * Non-Annualized
** Ratio of Expenses to Average Net
    Assets Including Preferred
    Shares.........................     1.10%       1.14%     1.17%     1.17%     1.16%          1.14%

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.313 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pennsylvania Value Municipal Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of April 30, 1998, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ending April 29, 1998.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carry forward for tax purposes of $4,705,169, which will expire between October 31, 2002 and October 31, 2003.

    At April 30, 1998, for federal income tax purposes, cost of long-term investments is $105,012,085; the aggregate gross unrealized appreciation is $8,039,596 and the aggregate gross unrealized depreciation is $12,842, resulting in net unrealized appreciation of $8,026,754.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $19,000 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 1998, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,318,029 and $3,679,882, respectively.

4. PREFERRED SHARES

The Trust has outstanding 900 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 1998, was 4.000%. During the six months ended April 30, 1998, the rates ranged from 3.350% to 4.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

     VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of Van Kampen American
     Capital Distributors, Inc.